Buffalo Small Cap Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares or Face Amount			Fair Value*
		COMMON STOCKS - 97.61%
		Communication Services - 0.59%
		Interactive Media & Services - 0.59%
811,824		Eventbrite, Inc. (a)	4,757,289

		Total Communication Services (Cost $15,253,617)	4,757,289

		Consumer Discretionary - 12.02%
		Diversified Consumer Services - 0.88%
567,048		European Wax Center, Inc.	7,059,748

		Hotels, Restaurants & Leisure - 6.63%
973,015		Everi Holdings Inc. (a)	13,962,766
593,717		First Watch Restaurant Group, Inc. (a)	8,032,991
1,060,075		Rush Street Interactive, Inc. (a)	3,805,669
859,700		Target Hospitality Corp. (a)	13,015,858
59,355		Texas Roadhouse, Inc.	5,398,337
65,995		Wingstop, Inc.	9,082,232
			53,297,853
		Household Durables - 0.66%
239,147		Lovesac Co/The (a)	5,263,625

		Multiline Retail - 1.28%
220,070		Ollie’s Bargain Outlet Holdings, Inc. (a)	10,308,079

		Specialty Retail - 1.11%
431,561		Guess?, Inc.	8,928,997

		Textiles, Apparel & Luxury Goods - 1.46%
367,162		Steven Madden Ltd.	11,734,497

		Total Consumer Discretionary (Cost $90,118,296)	96,592,799

		Consumer Staples - 2.11%
		Beverages - 2.11%
159,670		MGP Ingredients, Inc.	16,985,695

		Total Consumer Staples (Cost $5,617,191)	16,985,695

		Energy - 4.58%
		Energy Equipment & Services - 3.81%
288,905		Cactus, Inc.	14,520,365
555,115		ChampionX Corp.	16,092,784
			30,613,149
		Oil, Gas & Consumable Fuels - 0.77%
108,630		Matador Resources Co.	6,217,981

		Total Energy (Cost $28,906,490)	36,831,130

		Financials - 6.56%
		Banks - 2.62%
445,170		Bancorp Inc/The (a)	12,633,924
297,705		Customers Bancorp, Inc. (a)	8,436,960
			21,070,884
		Capital Markets - 1.81%
151,195		Hamilton Lane Inc. - Class A	9,658,337
716,455		Open Lending Corp. (a)	4,836,071
			14,494,408
		Insurance - 2.13%
348,515		BRP Group, Inc. (a)	8,761,667
185,163		Palomar Holdings, Inc. (a)	8,361,961
			17,123,628
		Total Financials (Cost $61,859,956)	52,688,920

		Health Care - 25.83%
		Biotechnology - 8.29%
98,820		Arrowhead Pharmaceuticals, Inc. (a)	4,008,139
607,445		Avid Bioservices, Inc. (a)	8,364,518
676,144		Castle Biosciences, Inc. (a)	15,916,430
305,349		Halozyme Therapeutics, Inc. (a)	17,374,358
106,752		Ligand Pharmaceuticals, Inc. (a)	7,131,033
343,304		Natera, Inc. (a)	13,790,522
47,436		OmniAb Inc./old (a)(d)	475
47,436		OmniAb Inc./old (a)(d)	474
			66,585,949
		Health Care Equipment & Supplies - 9.34%
248,295		Establishment Labs Holdings, Inc. - ADR (a)(b)	16,300,567
425,744		Paragon 28, Inc. (a)	8,135,968
114,565		QuidelOrtho Corp. (a)	9,814,784
131,610		STAAR Surgical Co. (a)	6,388,349
373,496		TransMedics Group, Inc. (a)	23,052,173
494,223		Treace Medical Concepts, Inc. (a)	11,362,187
			75,054,028
		Health Care Providers & Services - 3.75%
194,048		HealthEquity, Inc. (a)	11,961,119
800,885		Privia Health Group, Inc. (a)	18,188,098
			30,149,217
		Health Care Technology - 3.66%
464,930		Evolent Health, Inc. - Class A (a)	13,055,234
44,960		Inspire Medical Systems, Inc. (a)	11,324,525
299,939		OptimizeRx Corp. (a)	5,038,975
			29,418,734
		Life Sciences Tools & Services - 0.79%
1,760,375		OmniAb, Inc. - ADR (a)(b)	6,337,350

		Total Health Care (Cost $195,660,567)	207,545,278

		Industrials - 19.63%
		Air Freight & Logistics - 0.91%
279,967		Air Transport Services Group, Inc. (a)	7,273,543

		Building Products - 3.86%
85,030		Advanced Drainage Systems, Inc.	6,969,909
299,030		AZEK Co Inc/The (a)	6,076,290
836,435		Janus International Group, Inc. (a)	7,962,861
556,970		PGT Innovations, Inc. (a)	10,003,181
			31,012,241
		Construction & Engineering - 3.47%
149,185		MasTec, Inc. (a)	12,729,956
114,755		NV5 Global, Inc. (a)	15,184,382
			27,914,338
		Electrical Equipment - 2.67%
508,230		Array Technologies, Inc. (a)	9,824,086
473,177		Shoals Technologies Group, Inc. (a)	11,673,276
			21,497,362
		Machinery - 3.34%
79,125		Chart Industries, Inc. (a)	9,117,574
119,870		John Bean Technologies Corp.	10,947,727
293,965		Kornit Digital Ltd. - ADR (a)(b)	6,752,376
			26,817,677
		Professional Services - 5.38%
82,670		FTI Consulting, Inc. (a)	13,127,996
206,919		ICF International, Inc.	20,495,327
396,343		Sterling Check Corp. (a)	6,131,426
332,885		Upwork, Inc. (a)	3,475,319
			43,230,068
		Total Industrials (Cost $137,431,491)	157,745,229

		Information Technology - 24.08%
		Communications Equipment - 7.12%
560,066		ADTRAN Holdings, Inc.	10,523,640
294,745		Calix, Inc. (a)	20,169,400
358,880		Cambium Networks Corp. - ADR (a)(b)	7,776,930
238,505		Ciena Corp. (a)	12,158,985
70,000		Clearfield, Inc. (a)	6,589,800
			57,218,755
		IT Services - 7.40%
741,070		BigCommerce Holdings, Inc. (a)	6,476,952
127,505		Endava PLC - ADR (a) (b)	9,754,132
618,025		Grid Dynamics Holdings, Inc. (a)	6,934,241
1,714,490		Paya Holdings, Inc. (a)	13,493,036
166,300		Shift4 Payments, Inc. (a)	9,301,159
800,579		TaskUS, Inc. (a)	13,529,785
			59,489,305
		Semiconductors & Semiconductor Equipment - 4.85%
321,680		MaxLinear, Inc. (a)	10,921,036
78,945		Silicon Laboratories, Inc. (a)	10,710,468
77,110		SiTime Corp. (a)	7,835,919
87,950		Universal Display Corp.	9,502,118
			38,969,541
		Software - 4.71%
672,859		DoubleVerify Holdings, Inc. (a)	14,775,984
67,105		Five9, Inc. (a)	4,553,745
273,700		Tenable Holdings, Inc. (a)	10,441,655
1,266,590		Zuora, Inc. (a)	8,055,512
			37,826,896
		Total Information Technology (Cost $201,829,603)	193,504,497

		Materials - 2.21%
		Construction Materials - 1.67%
471,311		Summit Materials, Inc. - Class A (a)	13,380,529

		Containers & Packaging - 0.54%
302,997		Karat Packaging, Inc.	4,354,067

		Total Materials (Cost $12,354,782)	17,734,596

		TOTAL COMMON STOCKS (Cost $749,031,993)	784,385,433

		SHORT TERM INVESTMENTS - 3.02%
		Investment Company - 3.02%
24,294,794		Fidelity Investments Money Market Funds - Government Portfolio - Class I - 4.074% (c)	24,294,794
		Total Investment Company	24,294,794

		TOTAL SHORT TERM INVESTMENTS (Cost $24,294,794)	24,294,794

		Total Investments (Cost ($773,326,787) - 100.63%	808,680,227
		Liabilities in Excess of Other Assets - (0.63)%	(5,045,757)
		TOTAL NET ASSETS - 100.00%	$803,634,470

		ADR — American Depositary Receipt
		PLC — Public Limited Company
	(a)	Non Income Producing.
	(b)	Foreign Issued Securities. The total value of these securities amounted to $46,921,355 (5.84% of net assets) at December 31, 2022.
	(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2022.
	(d)	Value determined using significant unobservable inputs.
	*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2022, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2022

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2022. These assets are measured on a recurring basis.

Buffalo Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$784,385,433	-	-	$784,385,433
Short Term Investments	24,294,794	-	-	24,294,794
Total*	$808,680,227	$-	-	$808,680,227

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2022.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2022. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2022.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.